                                                                    EXHIBIT 10.1

             Specific Co-Operation and Development Agreement No. 3*


* Certain portions of this Exhibit have been omitted and filed separately under an application for confidential treatment.

SCDA No. 3                                                    September 27, 2001


                            SPECIFIC CO-OPERATION AND

                              DEVELOPMENT AGREEMENT

                                      NO. 3


                     Software Product Development & License


                                   for [ *** ]


              Under General Co-operation and Development Agreement



                            Provided by OZ.COM Canada




1     GENERAL


1.1 THIS SPECIFIC DEVELOPMENT AND CONSULTING AGREEMENT No. 3 (this "Agreement") is made and entered into this 27th day of September 2001, by and between Microcell Labs Inc. ("MICROCELL"), a Canadian corporation with offices at 1250 Rene-Levesque Blvd West, Suite 400, Montreal, Quebec, Canada, and OZ.COM Canada Company ("OZ"), a Nova Scotia Company, with an office at 1100 de la Gauchetiere Street West, Suite 150, Montreal, Quebec, Canada, H3B 2S2 and is made under the general terms of a General Co-Operation and Development Agreement ("GCDA") entered into between OZ and MICROCELL on November 8, 2000.


1.2 The terms of the GCDA shall apply to this Agreement except where they are inconsistent with the terms of this Agreement, and the defined terms used in the GCDA shall have the same meaning in this Agreement, unless the context would obviously require otherwise.


2     NAMES OF COORDINATORS OF EACH PARTY

2.1   The coordinating party for OZ will be:

            Name:      Gilles Lapierre
            Address:   1100 de la Gauchetiere Street West
                       Montreal, Quebec, H3B 2S2, Canada

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA No. 3                                                    September 27, 2001

            Tel:       +1 514-390-1333
            Email:     gilles.lapierre@oz.com


2.2   The coordinating party for MICROCELL will be:

            Name:      Jean-Marc Ferland
            Address:   1250 Rene Levesque Blvd. West, Suite 400
                       Montreal, Quebec,  H3B 4W8, Canada
            Tel:       +1 514-937-2121
            Email:     marc.ferland@microcell.ca

3     IDENTIFICATION OF PREEXISTING WORKS.

3.1 OZ shall have the discretion to determine the method, details, and means of performing the work. Notwithstanding any provision of this Agreement to the contrary, any routines, libraries, tools, methodologies, processes or technologies created, adapted or used by OZ in its business generally, including all associated intellectual property rights (collectively, the "Development Tools") shall be and remain the sole property of OZ, and MICROCELL shall have no interest in or ownership claim to such Development Tools. In addition, notwithstanding any provision of this Agreement to the contrary, OZ shall be free to use any ideas, concepts or know-how developed or acquired by OZ during that performance of this Agreement to the extent obtained and retained by OZ's personnel as impressions and general learning.

4     DESCRIPTION OF WORK PRODUCT

4.1 OZ agrees to provide, and MICROCELL agrees to acquire, the services and products described in Exhibit A and Exhibit B hereto ("Work Product").

4.2 All work shall be performed in a workmanlike and professional manner. OZ and MICROCELL shall develop appropriate administrative procedures for coordinating with each other. MICROCELL shall periodically provide OZ with evaluations of OZ's performance.

4.3 Work Product will include any written reports, concept descriptions, feature lists, marketing material, data compilations, feasibility studies, and any other media, materials, or other objects produced as a result of OZ's work or delivered by OZ in the course for performing that work. OZ agrees to maintain agreements or commitments from key personnel assigned to work on projects pertaining to this Agreement, so such personnel remain available for completion and follow-up support as reasonably appropriate in the interest of the resulting product.

SCDA No. 3                                                    September 27, 2001


5     LICENSE TO USE THE WORK PRODUCT


5.1 License Grant. As per Section 8.2 of the GCDA, MICROCELL shall have the right to use the Work Product.

5.2 Term of Licence. As per Section 8.5 of the GCDA, license granted by this agreement to MICROCELL shall remain in effect for a period of three (3) years commencing on the date of acceptance of the Work Product.


6     FEES, EXPENSES, AND PAYMENT

6.1 In consideration of the Work Product to be delivered by OZ consistent with this Agreement, OZ shall be entitled to compensation as set forth in Exhibit A. In addition to these fees, MICROCELL shall pay OZ its actual out-of-pocket expenses as reasonably incurred by OZ in furtherance of its performance hereunder. OZ agrees to provide MICROCELL with access to such receipts, ledgers, and other records as may be reasonably appropriate for MICROCELL or its accountants to verify the amounts and nature of any such expenses.

6.2 On the statement date in the Performance Milestone and Price table as per Exhibit A, OZ shall deliver a statement to Microcell detailing charges based on work performed and expenses incurred during the period. Statements shall be delivered according to Exhibit A.

6.3 Parties agree that Revenue Sharing shall apply to Work Products made pursuant to this Agreement as provided by Section 7.3 of the GCDA . It is not clear at the time of entering into this Agreement whether the Work Products marketed by OZ will be sold or licensed independent of OZ's mPresence offering, or whether the Work Products will be sold or licensed to third parties at all. However, in the event that OZ (or its Affiliate(s)) sells or licenses the Work Products to third parties during the three-year period specified in the GCDA, OZ hereby confirms that it will pay to MICROCELL 10% of its net revenues (as defined in the GCDA) attributable to such sale(s) or license(s). The value attributable to the sale or license of the Work Products shall be the actual price charged to the customer for the particular product(s) or service(s) where such value is fixed. In the case Work Product is utilized to provide services or products to OZ's customers, the revenue base shall be calculated as the value for the specific service(s) or product(s) identified on the customer's invoice, less sales taxes (VAT, GST, PST and any similar tax) attributable to the service(s) or product(s). In the event that the Work Product is integrated into OZ's mPresence offering and cannot be differentiated, MICROCELL and OZ will negotiate in good faith the percentage of the value of the Work Product on the total value of the bundled product.

SCDA No. 3                                                    September 27, 2001


7     DELIVERY AND ACCEPTANCE


7.1 OZ shall deliver each Work Product as per the Performance Milestones and Schedule table set forth in Exhibit A.


7.2   Acceptance of the Work Products will be made as follows:

            o MICROCELL will be given full access to functional and operational documentation pertaining to the Work Products for review and inspection.

            o MICROCELL will be given full access to test plan and test report documents for review and inspection. The test documentation will cover the entire testing cycle, including functional, integration and system test activities.

            o MICROCELL technical staff will be invited to participate to the project testing activities to verify the product performance in OZ lab environment.

7.3 MICROCELL shall issue a notice of acceptance or rejection pursuant to these acceptance and testing activities. Such notice shall be delivered and processed as per Section 4.2 of the GCDA.

8     LOCATION OF WORK FACILITIES


8.1 Substantially, all of the work will be conducted by OZ personnel at the OZ facility in Montreal using OZ tools and computing environment. If deemed appropriate for specific activities, OZ personnel could be working on a temporary basis at one of the MICROCELL locations in downtown Montreal.

9     OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS

9.1 Ownership of Work Product. In accordance with Section 8.1 of the GCDA, OZ shall be entitled to the full ownership of all rights, title and interest in Work Products and related Intellectual Property Rights.

9.2 Escrow. Upon request by Microcell, OZ shall deposit the software code of the Work Product, including software updates, with an escrow agent, agreed to by both parties, in accordance with Section 8.8 of the GCDA.

SCDA No. 3                                                    September 27, 2001


10    TERM AND TERMINATION


10.1 Term. The term of this Agreement shall commence on the date set forth above and shall continue as per "Performance Milestones and Price" table included in Exhibit A.

10.2 Termination. Either party upon written notice may terminate this Agreement, if the other party performs a material breach of any obligation provided hereunder and the breaching party fails to cure such breach within sixty (60) days from the date of receipt of notice of such failure.

10.3 Survival. Notwithstanding any termination of this Agreement, the provisions of Sections 5.1, 5.2 and 6.3 shall remain in effect. In addition notwithstanding termination of the GCDA, Sections 1.2, 5.1, 5.2, 6.3, 9.1 and 9.2 will also remain in effect.


      MICROCELL LABS INC.                        OZ.COM CANADA COMPANY


      By: /s/ Jean-Marc Ferland                  By: /s/ Gilles Lapierre
          -------------------------                  -------------------------

      Title: VP Labs                             Title:  VP OZ Canada

Exhibit A to SCDA No. 3                                       September 27, 2001


                                    EXHIBIT A

                          TO SPECIFIC CO-OPERATION AND

                              DEVELOPMENT AGREEMENT

                                      NO. 3


                         Performance Milestones & Price


              Under General Co-operation and Development Agreement


                            Provided by OZ.COM Canada


1     1. GENERAL

      This SCDA is strictly related to the software development of a [ *** ]. A full product description is included in the attached Exhibit B to SCDA No.3.


1.1   Connections to other projects

      This project is related to the [ *** ], as it will result in the [ *** ] component supporting [ *** ] to/from users accessing the mPresence system with mobile phones.

      Development activities for the [ *** ] have been organized under project code name [ *** ] (platform) and [ *** ] (applications).

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit A to SCDA No. 3                                       September 27, 2001


2.    DEVELOPMENT SCHEDULE

      [***]

     Phase                                             Date of Completion
     -----                                             ------------------
     [***]                                              November 2, 2000
     [***]                                              November 27, 2000
     [***]                                              December 1, 2000
     [***]                                              December 29, 2000
     [***]                                              January 26, 2001
     [***]                                              February 14, 2001
     [***]                                              March 2, 2001
     [***]                                              March 23, 2001
     [***]                                              April 27, 2001

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

Exhibit A to SCDA No. 3                                       September 27, 2001


3.    PERFORMANCE MILESTONES AND PRICE

      [***]

Performance Milestone               Completed                    Price
--------------------------------------------------------------------------------

[***]                                                         (1) CDN$ 31,402
                                                              (US$ 20,250)

[***]                                                         (2) CDN$ 252,173
                                                              (US$ 165,078)

[***]                                                         (3) CDN$ 37,121
                                                              (US$ 24,300)

[***]                                                         (4) CDN$ 137,017
                                                              (US$ 89,694)

SCDA No. 3 Grand Total              Upon date of              CDN$ 457,7121.4
                                    execution                 (US$ 299,332)


-----------------------

(1)  1.00 Canadian dollar equals 0.6449 US dollar; Exchange rate, 15 Nov 2000:
     0.6449 (1.5507)

(2)  1.00 Canadian dollar equals 0.6546 US dollar; Exchange rate, 15 Feb 2001:
     0.6546 (1.5276)

(3)  1.00 Canadian dollar equals 0.6546 US dollar; Exchange rate, 15 Feb 2001:
     0.6546 (1.5276)

(4)  1.00 Canadian dollar equals 0.6546 US dollar; Exchange rate, 15 Feb 2001:
     0.6546 (1.5276)

[***] These provisions have been omitted and filed separately under an application for confidential treatment.

SCDA No. 3                                                    September 27, 2001


                                    EXHIBIT B

                          TO SPECIFIC CO-OPERATION AND

                              DEVELOPMENT AGREEMENT

                                      NO. 3

                                      [***]

                               PRODUCT DESCRIPTION

              Under General Co-operation and Development Agreement

                            Provided by OZ.COM Canada

                            [consisting of 10 pages]

                                      [***]




[***] These provisions have been omitted and filed separately under an application for confidential treatment.